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Scudder High-Yield Opportunity Fund

Classes A, B and C

Annual Report

January 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder High-Yield Opportunity Fund	Nasdaq Symbol	CUSIP Number
Class A	SYOAX	811192-848
Class B	SYOBX	811192-830
Class C	SYOCX	811192-822

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary January 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder High-Yield Opportunity Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	-2.35%	-.91%	3.06%	4.66%
Class B(a)	-3.03%	-1.67%	2.26%	3.84%
Class C(a)	-3.01%	-1.64%	2.29%	3.86%
Merrill Lynch High-Yield Master Index+++	.79%	1.10%	3.91%	5.07%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 1/31/02	$ 8.99	$ 8.99	$ 8.99
Commencement of sales (6/25/01)	$ 9.48	$ 9.48	$ 9.48
Distribution Information: For the period June 25, 2001 (commencement of sales) to January 31, 2002:
Income Dividends	$ .51	$ .47	$ .47
January Income Dividend	$ .0699	$ .0636	$ .0638
SEC 30-Day Yield+	10.01%	9.62%	9.64%
Current Annualized Distribution Rate+	9.33%	8.49%	8.52%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended January 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
(a) On June 25, 2001 the fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder High-Yield Opportunity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
Class S Lipper Rankings* - High Current Yields Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	186	of	386	49
3-Year	132	of	293	45
5-Year	37	of	156	24

Rankings are historical and do not guarantee future results. Rankings based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- Scudder High-Yield Opportunity Fund - Class A -- Merrill Lynch High-Yield Master Index+++

Yearly periods ended January 31

Comparative Results* (Adjusted for Sales Charge)
Scudder High-Yield Opportunity Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$9,326	$9,292	$11,104	$12,325
	Average annual total return	-6.74%	-2.42%	2.12%	3.81%
Class B(c)	Growth of $10,000	$9,431	$9,367	$11,114	$12,245
	Average annual total return	-5.69%	-2.16%	2.13%	3.69%
Class C(c)	Growth of $10,000	$9,699	$9,515	$11,196	$12,362
	Average annual total return	-3.01%	-1.64%	2.29%	3.86%
Merrill Lynch High-Yield Master Index+++	Growth of $10,000	$10,079	$10,334	$12,113	$13,181
	Average annual total return	.79%	1.10%	3.91%	5.07%

The growth of $10,000 is cumulative.

* Returns and rankings for the 3, 5 year and Life of Class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class S shares; rankings for share classes may vary.
** The Fund commenced operations on June 28, 1996. Index comparisons begin June 30, 1996.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.
(c) On June 25, 2001 the fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder High-Yield Opportunity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.5%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares performance have no adjustment for sales charge, but redemption within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+++ The Merrill Lynch High-Yield Master Index is an unmanaged index broadly reflective of below-investment-grade corporate bonds. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Unexpectedly, the economy managed a tiny bit of positive growth during the final quarter of 2001. Consumers led the way, snapping up bargains in auto showrooms and putting lots of new electronics under the Christmas tree. Now the questions everyone's asking are: Is the recession already over? And what kind of a recovery will there be?

With Japan lingering in recession and Europe still in the doldrums, it will almost certainly fall to the United States to lead the way forward. Even if it turns out that the recession is already over, a variety of factors suggest that the recovery will be less than robust.

What are they? A country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economic recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending is jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without re-igniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: Raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortunes, the Fed should feel free to keep its foot on the gas.

Economic Guideposts Data as of 1/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

In summary, we believe that policy stimulus may have already nudged the economy out of recession, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - saw the recovery before most economists and rebounded sharply during the final three months of 2001. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism. Markets lost steam in early January, however, as they began to focus on poor corporate accounting and tried to assess whether a slow recovery would be really beneficial to corporate profits. Firmer evidence of robust profits will probably be needed before the equity markets can mount a sustained advance. That may not be available until later this year.

Zurich Scudder Investments, Inc.
Economics Group

February 5, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of February 5, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder High-Yield Opportunity Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder High-Yield Opportunity Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Harry E. Resis joined the Advisor in 1988, and assumed responsibility for the fund's day-to-day management and overall investment strategies in 2000. Mr. Resis began his investment career in 1968.

Portfolio Manager Daniel J. Doyle joined the Advisor in 1986 and joined the team in 2000. Mr. Doyle began his investment career in 1984.

In the following interview, Lead Portfolio Manager Harry Resis discusses the strategy of Scudder High-Yield Opportunity Fund and the market environment during the period ended January 31, 2002.

Q: How did the high-yield bond market perform during the fiscal year ended January 31, 2002?

A: The high-yield bond market, much like the general U.S. economy, had a rough time of it throughout 2001. Beginning in February 2001, high-yield bonds lost a good part of the significant gains they garnered in January 2001, as credit conditions worsened and investors increasingly worried about the rise in the number of distressed securities. These difficulties extended into the second quarter and continued to escalate in the third quarter, with the year's most significant slide following September 11. For a week after the terrorist attacks, the bond market initially experienced liquidity issues. However, shortly thereafter, trading returned to near-normal conditions and pricing stabilized, but high-yield debt generally was still in the doldrums. It took about a month for high-yield bond prices to recover.

The spread, or difference in yields, on a high-yield bond as represented by the JPMorgan Global High-Yield Index versus a 10-year U.S. Treasury rose to more than 1,000 basis points in September - the first widening of that degree since October 1990, according to JPMorgan. That spread has since narrowed to about 820 basis points as of January 31, 2002. Still, at such levels, high-yield bonds offer about two and a half times the income potential of comparable-maturity government securities for investors willing to take on additional risk.

JP Morgan Global High-Yield Index Spreads (December 1997 - January 2002) (Basis Points)

Each basis point is equivalent to one one-hundredth of a percentage point, i.e. 100 basis points equals one percentage point.

Q: Will you explain further how various segments of the high-yield market performed during the period?

A: For most of the fund's fiscal year, the market favored higher-quality BB-rated bonds, an area of the market in which credit deterioration was not as much of a concern. However, in the fourth quarter, lower-quality B-rated bonds began to stage a rally, as investors grew more optimistic about the prospects for the U.S. economy and more willing to take on additional risk in exchange for higher yields. Favor for B-rated issues continued into 2002, with such lower-quality fare outperforming BB-rated bonds in January.

Among high yield's various sectors, bonds issued by telecommunication companies had the most problems during the year. Except for a brief rally in the fourth quarter, telecommunication bonds, particularly those issued by wire-line companies, struggled for much of the fiscal year. We still see strong potential for wireless telecommunication companies, however, and remain optimistic about the sector.

Q: How did Scudder High-Yield Opportunity Fund perform for the fiscal year ended January 31, 2002?

A: Scudder High-Yield Opportunity Fund performed better than its typical Lipper peer during the fiscal year, but on an absolute basis delivered negative results. The fund fell 2.35 percent (Class A shares, imputed and unadjusted for sales charge) unadjusted during the period, while the average fund in the Lipper High Current Yield category lost 3.74 percent. The category includes portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt. The Merrill Lynch High Yield Master Index gained 0.79 percent during the year ended January 31, 2002.

Q: How was Scudder High-Yield Opportunity Fund positioned during the period?

A: Our greater use of higher-quality BB-rated bonds helped in the early quarters of the fiscal year, as investors remained wary of lower-quality credits in the midst of the recession. While we did later shift our focus to seeking out B-rated bonds that met our strict credit-selection criteria, the makeup of the portfolio did not shift drastically. Rather, it appears that other funds in the category moved into more BB-rated issues, and as a result, the fund's portfolio finished the year with an overweight in B-rated issues. That overweight position helped the portfolio outperform its average category peer, as lower-quality bonds surged in the latter half of the quarter. Overweights in the gaming and housing sectors also aided year-end results, as those areas bounced back strongly in the high-yield rally, which began in November. Our stake in equities was fairly small throughout the fiscal year, as the stock market was rocked with turbulence for much of the year. More recently, we have begun to add selectively to our equity stake, but that portion of the portfolio remains small, at about 2 percent of assets.

Q: How much were defaults a factor in the high-yield market's performance during the period?

A: High-yield bond defaults were at historically high levels throughout 2001. However, Edward I. Altman, Professor of Finance, New York University, expects defaults to peak in the first or second quarter of 2002. Management believes the weeding out of poor credits that took place in 2001 will lead to a stronger high-yield market over the long term. Still, the historically high number of defaults during the year caused the high-yield market's performance to drag as defaulted issues brought down the group's average. The number of downgraded bonds, or bonds whose credit quality rating had been lowered, continued to outnumber upgraded bonds, reaching a ratio of 58 to 4 in January 2002.

Q: How did investor interest in high-yield bonds change over the course of the year?

A: Overall investor interest in high-yield bond investing took a sharp upturn in 2001. Issuance of new high-yield bonds by U.S. companies was $95 billion in 2001, an increase over 2000. Likewise, investors poured about twice as much money into high-yield mutual funds in 2001 as they did in 2000, according to JPMorgan. Specifically, about $12.9 billion was invested in high-yield bond mutual funds in 2001, compared with $6.2 billion in 2000.

This surge in interest in high-yield bonds was brought on in part by the historically low yields being offered by higher-quality bonds, such as Treasuries and high-grade corporate bonds. The Federal Reserve Board slashed the federal funds rate from 5.50 percent as of January 31, 2001, to 1.75 percent as of December 31, 2001, where it remains today. The market expects rates to remain stable in the near term, as the U.S. economy is beginning to show signs of recovery and the Federal Reserve Board left short-term rates untouched in its last meeting on January 30, 2002.

Q: What is your overall market outlook over the next six months, and how have you positioned the portfolio for that market?

A: While we believe the economy is improving, we also believe the marketplace is in the midst of a crisis of confidence in accounting and management as a result of the Enron debacle. The inquiry into accounting irregularities and potential illegal activities on the part of Enron's management will likely lead to much litigation and congressional investigations. This situation may also impact default rates as accounting irregularities at other companies come to light. However, among high-yield issues, we see strong potential in the upcoming year. Specifically, we expect to continue to seek out B-rated issues that meet our strict credit-selection criteria. Further, we believe this portfolio is well-positioned for fiscal 2002.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary January 31, 2002

Asset Allocation	1/31/02	1/31/01
Corporate Bonds	77%	85%
U.S. Treasury Obligations	13%	4%
Foreign Bonds - U.S.$ Denominated	5%	3%
Common Stocks	2%	-
Cash Equivalents	1%	5%
Asset Backed	1%	-
Preferred Stocks	1%	3%
	100%	100%

Diversification (Excludes Cash Equivalents)	1/31/02	1/31/01
Consumer Discretionary	21%	14%
Communications	19%	30%
Manufacturing	15%	9%
Media	12%	12%
Construction	7%	5%
Energy	6%	6%
Service Industries	4%	3%
Financial	4%	4%
Consumer Staples	3%	3%
Health	3%	-
Other	6%	14%
	100%	100%

Quality	1/31/02	1/31/01
U.S. Treasury Obligations	13%	4%
Cash Equivalents	1%	5%
BBB	4%	6%
BB	18%	20%
B	51%	55%
CCC	7%	6%
CC	1%	-
D	2%	1%
Not Rated	3%	3%
	100%	100%

Effective Maturity	1/31/02	1/31/01
Less than 1 year	6%	10%
1 < 5 years	32%	17%
5 < 8 years	50%	46%
8 years or greater	12%	27%
	100%	100%

Weighted average effective maturity: 5.55 years and 6.17 years, respectively.

Asset allocation and diversification are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2002

	Principal Amount ($)	Value ($)
Corporate Bonds 77.5%
Communications 15.1%
AirGate PCS, Inc., Step-up Coupon, 0% to 10/1/2004, 13.5% to 10/1/2009	2,070,000	1,423,125
Allegiance Telecom, Inc.: 12.875%, 5/15/2008	940,000	611,000
Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008	200,000	70,000
American Tower Corp., 9.375%, 2/1/2006	1,140,000	809,400
AT&T Canada, Inc., 7.65%, 9/15/2006	40,000	11,200
Call-Net Enterprises, Inc.: 9.375%, 5/15/2009	270,000	94,500
Step-up Coupon, 0% to 5/15/2004, 10.8% to 5/15/2009	640,000	153,600
Charter Communication Holdings LLC: 10%, 5/15/2011	80,000	79,900
Step-up Coupon, 0% to 1/15/2005, 11.75% to 1/15/2010	2,110,000	1,513,925
Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011	970,000	649,900
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	200,000	123,500
Crown Castle International Corp.: 9.375%, 8/1/2011	250,000	202,500
Step-up Coupon, 0% to 11/15/2002, 10.625% to 11/15/2007	1,400,000	1,092,000
FairPoint Communications, Inc., 12.5%, 5/1/2010	1,400,000	1,400,000
Global Crossing Holdings Ltd.: 8.7%, 8/1/2007*	690,000	48,300
9.125%, 11/15/2006*	40,000	2,100
ICG Holdings, Inc., 13.5%, 9/15/2005*	1,500,000	101,250
Impsat Corp., 12.375%, 6/15/2008*	900,000	45,000
Intermedia Communications of Florida, Inc., Step-up Coupon, 0% to 7/15/2002, 11.25% to 7/15/2007	810,000	810,000
KMC Telecom Holdings, Inc.: 13.5%, 5/15/2009	220,000	19,800
Step-up Coupon, 0% to 2/15/2003, 12.5% to 2/15/2008	480,000	21,600
Level 3 Communications, Inc.: 11.0%, 3/15/2008	820,000	352,600
Step-up Coupon, 0% to 3/15/2005, 12.875% to 3/15/2010	90,000	16,200
McLeod U.S.A., Inc., 9.25%, 7/15/2007*	850,000	204,000
MGC Communications, Inc., 13.0%, 10/1/2004	310,000	99,200
Nextel Communications, Inc.: 9.5%, 2/1/2011	2,190,000	1,576,800
12.0%, 11/1/2008	430,000	352,600
Step-up Coupon, 0% to 9/15/2002, 10.65% to 9/15/2007	100,000	74,500
Nextlink Communications, Inc., Step-up Coupon, 0% to 4/15/2003, 9.45% to 4/15/2008*	1,640,000	180,400
Panamsat Corp., 8.5%, 2/1/2012	100,000	99,750
Price Communications Wireless, 9.125%, 12/15/2006	1,500,000	1,571,250
Rural Cellular Corp., 9.75%, 1/15/2010	180,000	168,300
SBA Communications Corp.: 10.25%, 2/1/2009	100,000	71,500
Step-up Coupon, 0% to 3/1/2003, 12.0% to 3/1/2008	1,410,000	930,600
Sinclair Broadcast Group, 8.75%, 12/15/2011	860,000	883,650
Spectrasite Holdings, Inc.: Step-up Coupon, 0% to 4/15/2004, 11.25% to 4/15/2009	570,000	148,200
Step-up Coupon, 0% to 7/15/2003, 12.0% to 7/15/2008	750,000	232,500
Star Choice Communications, Inc., 13.0%, 12/15/2005	1,000,000	1,060,000
Telecorp PCS, Inc., Step-up Coupon, 0% to 4/15/2004, 11.625% to 4/15/2009	1,080,000	950,400
Time Warner Telecom, Inc., 9.75%, 7/15/2008	200,000	138,000
Tritel PCS, Inc., Step-up Coupon, 0% to 5/15/2004, 12.75% to 5/15/2009	1,330,000	1,143,800
Triton PCS, Inc.: 9.375%, 2/1/2011	500,000	501,250
Step-up Coupon, 0% to 5/1/2003, 11.0% to 5/1/2008	1,300,000	1,157,000
Voicestream Wireless Corp., 10.375%, 11/15/2009	598,000	681,720
		21,876,820
Construction 5.7%
Del Webb Corp., 10.25%, 2/15/2010	250,000	275,000
Dimac Corp., 12.5%, 10/1/2008*	120,000	1,200
Hovnanian Enterprises, Inc., 9.125%, 5/1/2009	975,000	989,625
KB Home, 8.625%, 12/15/2008	490,000	501,025
Lennar Corp., 9.95%, 5/1/2010	1,540,000	1,682,450
Nortek, Inc., Series B, 9.875%, 6/15/2011	1,370,000	1,381,988
Ryland Group, Inc., 9.75%, 9/1/2010	1,660,000	1,767,900
Schuler Homes, Inc., 10.5%, 7/15/2011	270,000	284,850
Standard Pacific Corp.:
8.0%, 2/15/2008	100,000	95,000
8.5%, 4/1/2009	200,000	197,500
Toll Corp., 8.125%, 2/1/2009	100,000	100,250
WCI Communities, Inc., 10.625%, 2/15/2011	900,000	956,250
		8,233,038
Consumer Discretionary 16.1%
AFC Enterprises, Inc., 10.25%, 5/15/2007	510,000	536,775
Ameristar Casino, Inc., 10.75%, 2/15/2009	1,140,000	1,252,575
Avondale Mills, Inc., 10.25%, 5/1/2006	274,000	243,860
Boca Resorts, Inc., 9.875%, 4/15/2009	2,120,000	2,199,500
Finlay Fine Jewelry Co., 8.375%, 5/1/2008	2,150,000	1,956,500
Gap, Inc., 8.8%, 12/15/2008	20,000	18,715
Guitar Center Management, 11.0%, 7/1/2006	1,700,000	1,680,875
Hasbro, Inc., 8.5%, 3/15/2006	600,000	609,000
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	450,000	436,500
Horseshoe Gaming LLC, 9.375%, 6/15/2007	100,000	105,750
International Game Technology, 8.375%, 5/15/2009	2,000,000	2,130,000
Mandalay Resort Group: 6.45%, 2/1/2006	160,000	154,400
9.5%, 8/1/2008	310,000	331,700
MGM Mirage, Inc.: 8.5%, 9/15/2010	1,610,000	1,661,084
9.75%, 6/1/2007	900,000	960,750
Mohegan Tribal Gaming Authority: 8.125%, 1/1/2006	2,000,000	2,050,000
8.375%, 7/1/2011	350,000	358,750
National Vision, Inc., 12.0%, 3/30/2009	1,233,000	838,440
Park Place Entertainment, Inc., 9.375%, 2/15/2007	1,650,000	1,744,875
Pathmark Stores, 8.75%, 2/1/2012	100,000	101,750
Perkins Finance LP, 10.125%, 12/15/2007	420,000	415,800
Regal Cinemas, Inc., 9.375%, 2/1/2012	100,000	101,500
Rent-A-Center, Inc., 11.0%, 8/15/2008	330,000	348,150
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	250,000	212,500
Sealy Mattress Co.: 9.875%, 12/15/2007	550,000	561,000
Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	920,000	857,900
Six Flags, Inc., 9.5%, 2/1/2009	1,350,000	1,390,500
Station Casinos, Inc., 9.875%, 7/1/2010	80,000	84,000
		23,343,149
Consumer Staples 2.1%
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,500,000	30,000
Fleming Companies, Inc., 10.125%, 4/1/2008	380,000	381,900
Grove Worldwide LLC, 9.25%, 5/1/2008*	125,000	2,500
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	1,690,000	1,753,375
Salton, Inc.:
10.75%, 12/15/2005	130,000	129,350
12.25%, 4/15/2008	450,000	465,750
U.S. Can Corp., 12.375%, 10/1/2010	600,000	300,000
		3,062,875
Durables 1.5%
Airxcel, Inc., 11.0%, 11/15/2007	960,000	508,800
AutoNation, Inc., 9.0%, 8/1/2008	210,000	218,400
DeCrane Aircraft Holdings, 12.0%, 9/30/2008	1,000,000	935,000
Fairchild Corp., 10.75%, 4/15/2009	460,000	161,000
Navistar International Corp., 9.375%, 6/1/2006	270,000	286,200
Sonic Automotive, Inc., 11.0%, 8/1/2008	100,000	105,000
		2,214,400
Energy 5.1%
Chesapeake Energy Corp., 8.125%, 4/1/2011	420,000	401,100
El Paso Energy Partners LP, 8.5%, 6/1/2011	200,000	204,000
EOTT Energy Partners, 11.0%, 10/1/2009	1,900,000	1,558,000
Key Energy Services, Inc., 14.0%, 1/15/2009	68,000	78,880
Nuevo Energy Co., 9.375%, 10/1/2010	980,000	918,750
Parker Drilling Co., 9.75%, 11/15/2006	790,000	790,000
Stone Energy Corp., 8.25%, 12/15/2011	430,000	435,375
Swift Energy Co., 10.25%, 8/1/2009	1,020,000	1,030,200
Tesoro Petroleum Corp., 9.625%, 11/1/2008	80,000	82,000
Triton Energy Ltd., 8.875%, 10/1/2007	1,450,000	1,595,000
Westport Resources Corp., 8.25%, 11/1/2011	270,000	274,050
		7,367,355
Financial 2.9%
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	620,000	638,600
Eaton Vance Corp. "C", 13.68%, 7/15/2012	1,200,000	240,000
FRD Acquisition, Series B, 12.5%, 7/15/2004*	120,000	600
HMH Properties, Inc.: Series B, 7.875%, 8/1/2008	2,000,000	1,935,000
8.45%, 12/1/2008	400,000	394,000
Terra Capital, Inc., 12.875%, 10/15/2008	900,000	931,500
		4,139,700
Health 2.0%
Dade International, Inc., 11.125%, 5/1/2006*	480,000	240,000
Insight Health Services, 9.875%, 11/1/2011	270,000	279,450
Magellan Health Services, Inc., 9.0%, 2/15/2008	600,000	501,000
Mariner Post-Acute Network, Inc., Step-up Coupon, 0% to 11/1/2002, 10.5% to 11/1/2007*	510,000	2,550
MEDIQ, Inc., 11.0%, 6/1/2008*	500,000	5,000
Res-Care, Inc., 10.625%, 11/15/2008	100,000	100,500
Triad Hospitals, Inc., 8.75%, 5/1/2009	1,100,000	1,163,250
Vanguard Health Systems, 9.75%, 8/1/2011	620,000	649,450
		2,941,200
Manufacturing 11.6%
Ball Corp., 8.25%, 8/1/2008	1,000,000	1,020,000
Berry Plastics Corp., 12.25%, 4/15/2004	330,000	334,950
BPC Holdings Corp., 12.5%, 6/15/2006	350,000	336,000
Congoleum Corp., 8.625%, 8/1/2008	410,000	299,813
CSK Auto, Inc., 12.0%, 6/15/2006	310,000	323,175
Delco Remy International, Inc., 10.625%, 8/1/2006	230,000	223,100
Equistar Chemicals, 10.125%, 9/1/2008	370,000	364,450
Flowserve Corp., 12.25%, 8/15/2010	241,000	269,920
Gaylord Container Corp., 9.75%, 6/15/2007	160,000	140,800
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	1,080,000	5,400
Grove Investors, 14.5%, 5/1/2010*	153,146	0
GS Technologies: 12.0%, 9/1/2004*	1,100,000	110,000
12.25, 10/1/2005*	370,000	11,100
Hayes Lemmerz International, Inc., 11.875%, 6/15/2006*	410,000	213,200
Interface, Inc., 10.375%, 2/1/2010	100,000	103,625
ISP Chemco: 10.25%, 7/1/2011	100,000	104,000
Series B, 10.25%, 7/11/2011	80,000	83,200
ISP Holdings, Inc., 10.625%, 12/15/2009	420,000	415,800
Knoll, Inc., 10.875%, 3/15/2006	400,000	380,000
Longview Fibre Co., 10.0%, 1/15/2009	510,000	522,750
Louisiana Pacific Corp., 10.875%, 11/15/2008	400,000	396,000
Lyondell Chemical Co.: 9.5%, 12/15/2008	990,000	975,150
9.875%, 5/1/2007	200,000	199,000
Motors and Gears, Inc., 10.75%, 11/15/2006	80,000	74,400
NL Industries, Inc., 11.75%, 10/15/2003	563,000	565,111
Owens-Illinois, Inc., 8.1%, 5/15/2007	3,130,000	2,879,600
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	320,000	3,200
Plastipak Holdings, Inc., 10.75%, 9/1/2011	300,000	321,000
Printpack, Inc., 10.625%, 8/15/2006	330,000	346,500
Riverwood International Corp.: 10.25%, 4/1/2006	360,000	372,600
10.875%, 4/1/2008	1,500,000	1,545,000
SF Holdings Group, Inc., Step-up Coupon, 0% to 3/15/2003, 12.75% to 3/15/2008	470,000	184,475
Stone Container Corp., 9.75%, 2/1/2011	1,300,000	1,404,000
Tenneco Automotive, Inc., 11.625%, 10/15/2009	95,000	52,725
Terex Corp.: 8.875%, 4/1/2008	1,000,000	1,010,000
Series B, 10.375%, 4/1/2011	280,000	296,800
Venture Holdings, 9.5%, 7/1/2005	1,080,000	885,600
		16,772,444
Media 8.5%
Adelphia Communications Corp.: 8.125%, 7/15/2003	210,000	208,684
10.25%, 6/15/2011	460,000	475,525
10.5%, 7/15/2004	1,500,000	1,541,250
10.875%, 10/1/2010	80,000	85,700
American Lawyer Media, Inc., 9.75%, 12/15/2007	1,330,000	1,037,400
Avalon Cable Holdings LLC, Step-up Coupon 0% to 12/1/2003, 11.875% to 12/1/2008	200,000	164,750
Clear Channel Communication, Inc., 8.0%, 11/1/2008	330,000	349,800
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	1,550,000	1,272,938
CSC Holdings, Inc.:
8.125%, 8/15/2009	54,000	55,103
10.5%, 5/15/2016	60,000	65,850
EchoStar Communications Corp., 9.375%, 2/1/2009	1,800,000	1,863,000
Insight Communications, Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	780,000	485,550
Key3Media Group, Inc., 11.25%, 6/15/2011	480,000	432,000
Nextmedia Operating, Inc., 10.75%, 7/1/2011	200,000	211,000
NTL, Inc., Series B, 11.5%, 2/1/2006	995,000	368,150
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	350,000	294,875
TeleWest Communications PLC: 11.0%, 10/1/2007	1,095,000	747,338
11.25%, 11/1/2008	140,000	94,500
Step-up Coupon, 0% to 4/15/2004, 9.25% to 4/15/2009	1,600,000	664,000
Transwestern Publishing: Series F, 9.625%, 11/15/2007	340,000	357,000
Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	310,000	275,900
United International Holdings, Series B, Step-up Coupon, 0% to 2/15/2003, 10.75% to 2/15/2008	1,390,000	545,575
Young Broadcasting, Inc., 8.5%, 12/15/2008	630,000	646,538
		12,242,426
Metals and Minerals 1.4%
Compass Minerals Group, 10.0%, 8/15/2011	180,000	189,450
Metals USA, Inc., 8.625%, 2/15/2008*	885,000	292,050
MMI Products, Inc., 11.25%, 4/15/2007	820,000	779,000
OM Group, Inc., 9.25%, 12/15/2011	330,000	339,900
Pen Holdings, Inc., 9.875%, 6/15/2008*	540,000	243,000
Republic Technologies International LLC, 13.75%, 7/15/2009*	2,260,000	146,900
		1,990,300
Service Industries 3.4%
Allied Waste North America, Inc., 10.0%, 8/1/2009	420,000	425,775
Avis Group Holdings, Inc., 11.0%, 5/1/2009	1,750,000	1,907,500
Coinmach Laundry Corp.: 9.0%, 2/1/2010	580,000	590,150
11.75%, 11/15/2005	860,000	885,800
PriMedia, Inc., 8.875%, 5/15/2011	520,000	469,300
United Rentals Inc., 10.75%, 4/15/2008	240,000	259,200
Vicar Operating, Inc., 9.875%, 12/1/2009	320,000	332,000
		4,869,725
Technology 0.1%
Exodus Communications, Inc.: 10.75%, 12/15/2009*	130,000	28,600
11.25%, 7/1/2008*	240,000	52,800
PSINet, Inc.: 10.0%, 2/15/2005*	1,000,000	80,000
10.0%, 2/15/2005*	90,000	7,200
11.0%, 8/1/2009*	160,000	12,800
11.5%, 11/1/2008*	160,000	12,800
		194,200
Transportation 0.3%
Teekay Shipping Corp., 8.875%, 7/15/2001	100,000	103,750
Trico Marine Services, Inc., 8.5%, 8/1/2005	390,000	354,900
		458,650
Utilities 1.7%
AES Corp., 9.375%, 9/15/2010	1,400,000	1,218,000
Calpine Corp.: 7.75%, 4/15/2009	850,000	699,078
8.25%, 8/15/2005	370,000	317,045
8.5%, 5/1/2008	180,000	150,132
8.625%, 8/15/2010	110,000	92,517
		2,476,772
Total Corporate Bonds (Cost $131,454,130)		112,183,054

Asset Backed 0.7%
Golden Tree High Yield Opportunities LP "D1", Series 1, 13.054%, 10/31/2007 (Cost $1,000,000)	1,000,000	1,001,600

U.S. Treasury Obligations 12.9%
U.S. Treasury Bond: 13.875%, 5/15/2011	5,000,000	6,846,100
14.0%, 11/15/2011 (b)	7,650,000	10,767,375
U.S. Treasury Note, 6.0%, 8/15/2009	1,000,000	1,067,660
Total U.S. Treasury Obligations (Cost $18,590,372)		18,681,135

Foreign Bonds - U.S.$ Denominated 5.2%
Dolphin Telecom PLC, Step-up Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	1,000,000	100
Euramax International PLC, 11.25%, 10/1/2006	1,150,000	1,115,500
Global Telesystems, Inc.: 10.875%, 6/15/2008*	110,000	275
11.5%, 12/15/2007*	330,000	825
Kappa Beheer BV, 10.625%, 7/15/2009	990,000	1,087,763
MetroNet Communications Corp.: 10.625%, 11/1/2008	300,000	101,800
Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	1,120,000	257,089
Step-up Coupon, 0% to 11/1/2002, 10.75% to 11/1/2007	1,680,000	436,289
Millicom International Cellular SA, 13.5%, 6/1/2006	1,380,000	924,600
Rogers Cantel, Inc., 9.75%, 6/1/2016	1,170,000	1,158,300
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	150,000	124,702
7.0%, 10/15/2007	60,000	50,537
7.25%, 8/15/2006	40,000	34,514
8.75%, 2/2/2011	1,080,000	975,577
TeleWest Communications PLC, 9.625%, 10/1/2006	30,000	19,650
TFM SA de CV, 10.25%, 6/15/2007	910,000	837,200
Versatel Telecom NV, 11.875%, 7/15/2009	1,000,000	310,000
Total Foreign Bonds - U.S.$ Denominated (Cost $10,905,699)		7,434,721

Convertible Bonds 0.1%
Durables 0.1%
Automobiles
Tower Auto Group, 5.0%, 8/1/2004	100,000	87,000
Manufacturing 0.0%
Industrial Specialty
Corning, Inc., 0.0%, 11/8/2015	100,000	54,000
Total Convertible Bonds (Cost $143,629)		141,000

	Shares	Value ($)
Common Stocks 2.2%
Communications 0.2%
Cellular Telephone 0.2%
Nextel Communications, Inc. "A"*	45,000	362,250
Telephone/Communications 0.0%
Song Networks Holdings AB (ADR)*	1,761	1,356
Viatel, Inc.*	6,136	153
		1,509
Consumer Discretionary 1.1%
Hotels & Casinos 0.7%
Boca Resorts, Inc.*	40,000	514,000
MGM Mirage, Inc.*	15,000	488,400
		1,002,400
Recreational Products 0.4%
Hasbro, Inc.	35,000	577,500
Specialty Retail 0.0%
National Vision, Inc.* (c)	51,208	42,195
Durables 0.0%
Construction/Agricultural Equipment
Waxman Industries, Inc.*	1,800	9,000
Manufacturing 0.1%
Containers & Paper
Gaylord Container Corp.*	1,700	1,615
SF Holdings Group, Inc.*	131	524
Smurfit-Stone Container Corp.*	5,000	79,050
		81,189
Media 0.7%
Cable Television
Cablevision Systems Corp. "A"*	8,500	359,550
EchoStar Communications Corp. "A"*	27,000	737,100
		1,096,650
Metals and Minerals 0.1%
Steel & Metals
Metal Management, Inc.*	39,878	74,771
Total Common Stocks (Cost $4,353,410)		3,247,464
Warrants 0.0%
Communications 0.0%
Cellular Telephone 0.0%
Orbital Imaging*	700	0
Telephone/Communications 0.0%
Globalstar LP*	1,000	0
KMC Telecom Holdings, Inc.*	160	2
Consumer Discretionary 0.0%
Specialty Retail
Stage Stores, Inc., Series A*	2,155	23,382
Stage Stores, Inc., Series B*	1,024	14,848
		38,230
Durables 0.0%
Aerospace
DeCrane Aircraft Holdings *	1,230	12
Media 0.0%
Cable Television
Ono Finance PLC*	1,360	13,600
Metals and Minerals 0.0%
Steel & Metals
Republic Technologies International LLC*	2,260	23
Service Industries 0.0%
Printing/Publishing
American Banknote Corp.*	100	0
Total Warrants (Cost $15,888)		51,867

Preferred Stocks 0.5%
Communications 0.1%
Cellular Telephone
Dobson Communications Corp., 12.25%, 1/15/2008* (d)	214	190,460
Manufacturing 0.3%
Containers & Paper 0.0%
SF Holdings Group, Inc., 11.125%, 4/1/2008* (d)	10	10,250
Industrial Specialty 0.3%
Day International Group, Inc., 12.25%, 3/15/2010* (d)	781	488,125
Media 0.1%
Cable Television
CSC Holdings, Inc., 11.125%, 4/1/2008	771	82,112
Total Preferred Stocks (Cost $1,102,419)		770,947

Convertible Preferred Stocks 0.0%
Communications
Telephone/Communications
World Access, Inc. "D"* (Cost $1,168,154)	790	38,715

Other 0.1%
Putnam Managed High Yield Trust	9,000	89,100
SpinCycle, Inc.* (c)	9,167(e)	22,400
SpinCycle, Inc. "F"* (c)	64(e)	3
Total Other (Cost $113,416)		111,503

	Contracts	Value ($)
Put Options - Purchased 0.0%
Allied Waste Industries, Inc., strike price at $12.50, expires 3/18/2002	74	13,875
Fleming Companies, Inc., strike price at $20.00, expires 4/20/2002	26	4,810
Fleming Companies, Inc., strike price at $17.50, expires 4/22/2002	108	11,340
Total Put Options - Purchased (Cost $43,719)		30,025

	Principal Amount ($)	Value ($)
Cash Equivalents 0.8%
Zurich Scudder Cash Management QP Trust, 1.93% (f) (Cost $1,080,699)	1,080,699	1,080,699
Total Investment Portfolio - 100.0% (Cost $169,971,535) (a)		144,772,730

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $170,998,459. At January 31, 2002, net unrealized depreciation for all securities based on tax cost was $26,225,729. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,219,237 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,444,966.
(b) At January 31, 2002, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(c) Securities valued at fair value by management and approved in good faith following procedures approved by the Trustees, amounted to $64,598 (.04% of net assets). The value has been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated value may differ significantly from the value that would have been used had a ready market for the security existed, and the difference could be material. The cost of the securities at January 31, 2002 aggregated $206,752. The securities may also have certain restrictions as to resale.
(d) Payment-in-kind security (PIK). In lieu of cash, PIK securities pay interest/dividends in the form of additional securities.
(e) Represents number of units.
(f) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.
At January 31, 2002, open futures contracts sold short were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
U.S. 5-year Note	3/28/2002	125	13,230,113	13,259,766
Total unrealized depreciation on open futures contracts sold short				(29,653)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2002
Assets
Investments in securities, at value (cost $169,971,535)	$ 144,772,730
Receivable for investments sold	101,250
Dividends receivable	1,050
Interest receivable	3,561,819
Receivable for Fund shares sold	176,657
Receivable for daily variation margin on open futures contracts	48,828
Total assets	148,662,334
Liabilities
Payable for investments purchased	208,517
Payable for Fund shares redeemed	58,238
Accrued management fee	80,700
Other accrued expenses and payables	76,665
Total liabilities	424,120
Net assets, at value	$ 148,238,214
Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on: Investments	(25,198,805)
Futures	(29,653)
Accumulated net realized gain (loss)	(41,362,689)
Paid-in capital	214,829,361
Net assets, at value	$ 148,238,214

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price (a) per share ($10,996,269 / 1,217,830 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.03
Class S Net Asset Value, offering and redemption price (a) per share ($117,001,295 / 13,005,184 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.00
Class A Net Asset Value and redemption price per share ($8,903,170 / 989,893 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.99
Maximum offering price per share (100 / 95.5 of $8.99)	$ 9.41
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($9,297,064 / 1,033,915 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.99
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($2,040,416 / 226,882 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.99

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended January 31, 2002
Investment Income
Income: Dividends	$ 144,193
Interest	14,418,178
Total Income	14,562,371
Expenses: Management fee	849,321
Administrative fee	430,703
Distribution services fees	80,590
Trustees' fees and expenses	5,398
Other	66,392
Total expenses, before expense reductions	1,432,404
Expense reductions	(1,613)
Total expenses, after expense reductions	1,430,791
Net investment income	13,131,580
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(12,047,016)
Futures	(286,997)
(12,334,013)
Net unrealized appreciation (depreciation) during the period on: Investments	(3,688,935)
Futures	(29,409)
(3,718,344)
Net gain (loss) on investment transactions	(16,052,357)
Net increase (decrease) in net assets resulting from operations	$ (2,920,777)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended January 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income	$ 13,131,580	$ 13,973,664
Net realized gain (loss) on investment transactions	(12,334,013)	(12,331,426)
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,718,344)	(3,642,136)
Net increase (decrease) in net assets resulting from operations	(2,920,777)	(1,999,898)
Distributions to shareholders from: Net investment income: Class AARP	(762,322)	(33,485)
Class S	(11,796,521)	(14,259,148)
Class A	(452,116)	-
Class B	(476,251)	-
Class C	(104,254)	-
Fund share transactions: Proceeds from shares sold	55,836,725	43,151,052
Net assets acquired in tax-free reorganization	19,242,831	-
Reinvestment of distributions	8,549,584	8,811,947
Cost of shares redeemed	(48,656,130)	(59,362,858)
Redemption fees	89,633	97,756
Net increase (decrease) in net assets from Fund share transactions	35,062,643	(7,302,103)
Increase (decrease) in net assets	18,550,402	(23,594,634)
Net assets at beginning of period	129,687,812	153,282,446
Net assets at end of period (including accumulated distributions in excess of net investment income of $138,490 at January 31, 2001)	$ 148,238,214	$ 129,687,812

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.48
Income (loss) from investment operations: Net investment income[b]	.52
Net realized and unrealized gain (loss) on investment transactions	(.51)
Total from investment operations	.01
Less distributions from: Net investment income	(.51)
Redemption fees	.01
Net asset value, end of period	$ 8.99
Total Return (%)[c]	.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9
Ratio of expenses (%)	1.23*
Ratio of net investment income (%)	9.24*
Portfolio turnover rate (%)	61

a For the period from June 25, 2001 (commencement of sales of Class A shares) to January 31, 2002.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.48
Income (loss) from investment operations: Net investment income[b]	.47
Net realized and unrealized gain (loss) on investment transactions	(.50)
Total from investment operations	(.03)
Less distributions from: Net investment income	(.47)
Redemption fees	.01
Net asset value, end of period	$ 8.99
Total Return (%)[c]	(.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9
Ratio of expenses (%)	2.03*
Ratio of net investment income (loss) (%)	8.44*
Portfolio turnover rate (%)	61

a For the period from June 25, 2001 (commencement of sales of Class B shares) to January 31, 2002.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.48
Income (loss) from investment operations: Net investment income[b]	.47
Net realized and unrealized gain (loss) on investment transactions	(.50)
Total from investment operations	(.03)
Less distributions from: Net investment income	(.47)
Redemption fees	.01
Net asset value, end of period	$ 8.99
Total Return (%)[c]	(.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses (%)	2.00*
Ratio of net investment income (%)	8.47*
Portfolio turnover rate (%)	61

a For the period from June 25, 2001 (commencement of sales of Class C shares) to January 31, 2002.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder High-Yield Opportunity Fund (the "Fund"), formerly Scudder High Yield Bond Fund, is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. On June 25, 2001 the Fund commenced offering additional classes: Class A, B and C. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that most fairly reflects fair value as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or to sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $31,609,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($1,674,000), January 31, 2008 ($5,108,000), January 31, 2009 ($11,219,000) and January 31, 2010 ($13,608,000), the respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $4,870,000 of capital losses from its merger (Note H) with Kemper High Yield Opportunity Fund, which can be used to offset gains in future years until fully utilized or until January 31, 2007 ($274,000), January 31, 2008 ($1,991,000) and January 31, 2009 ($2,605,000), the respective expiration dates, whichever occurs first.

From November 1, 2001 through January 31, 2002 the Fund incurred approximately $3,680,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2003.

Distribution of Income and Gains. All of the net investment income is declared and distributed to shareholders monthly. Prior to May 1, 2001, all of the net investment income of the Fund was declared as a daily dividend and was distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carry forwards	$ 36,479,000
Unrealized appreciation (depreciation) on investments	$ (26,225,729)

In addition, during the year ended January 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 13,591,464

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended January 31, 2002, purchases and sales of investment securities (excluding short-term investments and direct U.S. government obligations) aggregated $75,216,364 and $72,837,747, respectively. Purchases and sales of direct U.S. government obligations aggregated $22,779,688 and $9,581,559, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets, 0.575% of the next $500,000,000 of such net assets and 0.55% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Effective June 25, 2001, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with ZSI. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The Management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% of the next $500,000,000 of such net assets, 0.525% of the next $500,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended January 31, 2002, the fee pursuant to the Agreement and Management Agreement was equivalent to an annual effective rate of 0.60% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement ("Administrative Agreement"), the Advisor provides, or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375% and 0.350% of average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended January 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2002
Class AARP	$ 23,526	$ 2,664
Class S	365,960	29,066
Class A	15,883	2,312
Class B	21,035	2,761
Class C	4,299	566
	$ 430,703	$ 37,369

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period June 25, 2001 (commencement of sales) through January 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2002
Class B	$ 42,069	$ 6,294
Class C	9,211	1,368
	$ 51,280	$ 7,662

In addition, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the period June 25, 2001 (commencement of sales) through January 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2002
Class A	$ 12,218	$ 2,889
Class B	14,022	2,619
Class C	3,070	435
	$ 29,310	$ 5,943

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the period June 25, 2001 (commencement of sales) through January 31, 2002 aggregated $2,317.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period June 25, 2001 (commencement of sales) through January 31, 2002, the CDSC for Class B and Class C was $13,761 and $43, respectively.

Trustees' Fees and Expenses. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated fund's investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended January 31, 2002, totaled $80,162 and are reflected as interest income on the statement of operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2002		Year Ended January 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	1,310,917	$ 12,552,924	252,001*	$ 2,484,140*
Class S	3,884,282	36,953,164	3,909,976	40,666,912
Class A**	456,706	4,163,790	-	-
Class B**	158,431	1,458,824	-	-
Class C**	75,607	708,023	-	-
		$ 55,836,725		$ 43,151,052
Shares issued in tax-free reorganization
Class A	854,964	8,104,911	-	-
Class B	990,001	9,384,780	-	-
Class C	184,940	1,753,140	-	-
		$ 19,242,831		$ -
Shares issued to shareholders in reinvestment of distributions
Class AARP	52,772	$ 490,292	1,928*	$ 19,075*
Class S	792,978	7,437,639	847,666	8,792,872
Class A**	27,951	254,511	-	-
Class B**	32,593	296,798	-	-
Class C**	7,737	70,344	-	-
		$ 8,549,584		$ 8,811,947
Shares redeemed
Class AARP	(378,816)	$ (3,492,127)	(20,972)*	$ (206,587)*
Class S	(4,259,896)	(40,239,643)	(5,657,950)	(59,156,271)
Class A**	(349,728)	(3,202,117)	-	-
Class B**	(147,110)	(1,347,053)	-	-
Class C**	(41,402)	(375,190)	-	-
		$ (48,656,130)		$ (59,362,858)
Redemption fees
Class AARP	-	$ 26,207	-	$ 2,024*
Class S	-	63,426	-	95,732
		$ 89,633		$ 97,756
Net increase (decrease)
Class AARP	984,873	$ 9,577,296	232,957*	$ 2,298,652*
Class S	417,364	4,214,586	(900,308)	(9,600,755)
Class A**	989,893	9,321,095	-	-
Class B**	1,033,915	9,793,349	-	-
Class C**	226,882	2,156,317	-	-
		$ 35,062,643		$ (7,302,103)

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to January 31, 2001.
** For the period from June 25, 2001 (commencement of sales of Class A, B and C shares) to July 31, 2001.

F. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended January 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,613 for custodian credits earned.

G. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Boards of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds

I. Acquisition of Assets

On June 22, 2001, the Fund acquired all the net assets of Kemper High Yield Opportunity Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 854,964 Class A shares, 990,001 Class B shares and 184,940 Class C shares of the Fund, respectively, for 1,324,573 Class A shares, 1,530,530 Class B shares and 288,219 Class C shares of the Kemper High Yield Opportunity Fund, respectively, outstanding on June 22, 2001. Kemper High Yield Opportunity Fund's net assets at that date ($19,242,831), including $6,314,973 of net unrealized depreciation as adjusted for the cumulative effect of recognizing premium amortization through June 22, 2001, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $127,986,484. The combined net assets of the Fund immediately following the acquisition were $147,229,315.

J. Change In Accounting Principle

As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to February 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $356,886 reduction in cost of securities and a corresponding $356,886 increase in net unrealized appreciation, based on securities held by the Fund on February 1, 2001.

The effect of this change for the year ended January 31, 2002, was to decrease net investment income by $569,739, increase unrealized depreciation by $137,803, and increase net realized gains (losses) by $431,936. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

Report of Independent Accountants

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder High-Yield Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder High-Yield Opportunity Fund (the "Fund"), formerly Scudder High Yield Bond Fund, at January 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 21, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents information about each Trustee of the fund as of December 31, 2001. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Henry P. Becton (68)
Trustee	1996 to present	President, WGBH Educational Foundation	49	American Public Television; New England Aquarium; Becton Dickinson and Company; Mass Corporation for Educational Telecommunications; The A.H. Belo Company; Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1997 to present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College	49	Computer Rescue Squad; Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (72)
Trustee	2000 to present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	49	None
Keith R. Fox (57)
Trustee	2000 to present	Managing Partner, Exeter Capital Partners (private equity funds)	49	Facts on File (school and library publisher); Progressive (kitchen importer and distributor)
Jean Gleason Stromberg (58)
Trustee	2000 to present	Consultant (1997 to present); prior thereto, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski (law firm) (1978-1996)	49	The William and Flora Hewlett Foundation
Jean C. Tempel (58)
Trustee	1996 to present	Managing Partner, First Light Capital (venture capital group)	49	United Way of Mass Bay; Sonesta International Hotels, Inc.; Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)

Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Linda C. Coughlin[1] (49)
Trustee and President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.	134	None
Steven Zaleznick[2] (47)
Trustee	2000 to present	President and CEO, AARP Services, Inc. (1999 to present); prior thereto, General Counsel and Acting Director/Membership, AARP	49	None

1 Ms. Coughlin is considered an "interested person" because of her affiliation with the fund's investment manager.
2 Mr. Zaleznick may be considered an "interested person" because of his affiliation with AARP.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

The following table presents information about each Officer of the fund. Each Officer's age as of December 31, 2001 is in parentheses after his or her name. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) set forth in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Linda C. Coughlin (49)
President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Thomas V. Bruns (44)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Robert S. Cessine (51)
Vice President	1999 to present	Managing Director, Zurich Scudder Investments, Inc.
William F. Glavin, Jr. (43)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Executive Vice President of Market and Product Development, The Dreyfus Corporation
Gary A. Langbaum (53)
Vice President	1999 to present	Managing Director, Zurich Scudder Investments, Inc.
James E. Masur (41)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Director of Finance, Dreyfus Retirement Services
Harry E. Resis, Jr. (56)
Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
Howard S. Schneider (44)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Zurich Scudder Investments, Inc.
Kathryn L. Quirk (49)
Vice President and Assistant Secretary	1997 to present	Managing Director, Zurich Scudder Investments, Inc.
Gary L. French (50)
Treasurer	2002 to present	Managing Director, Zurich Scudder Investments, Inc. (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)
Assistant Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Brenda Lyons (38)
Assistant Treasurer	2000 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Caroline Pearson (39)
Assistant Secretary	1997 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Associate, Dechert Price & Rhoads (law firm)

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02109
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048